                                                                January 10, 1997

TO THE SHAREHOLDER:

The Fund ended the quarter December 31, 1996, with a Net Asset Value of $20.99 per share. This represents a 2.7% increase from the $20.44 Net Asset Value per share three months earlier. On December 12, 1996, the Board of Directors declared a dividend of $0.39 per share payable January 20, 1997, with receipt of this report.

The performance of the Fund is compared below to the average of the 19 other closed-end bond funds with which we have historically compared ourselves:

                Total Return-Percentage Change in Net Asset Value
                  Per Share with All Distributions Reinvested(1)


------------------------------------------------------------------------------------------------------------
                                     10 Years        5 Years        2 Years       1 Year         Quarter
                                    To 12/31/96    To 12/31/96    To 12/31/96   To 12/31/96    To 12/31/96
------------------------------------------------------------------------------------------------------------
1838 Bond Fund(2)                     145.42%        51.16%         25.02%         2.12%          4.60%
Average of 19 Other
  Closed-End Bond Funds(2)            135.89%        50.39%         25.77%         4.34%          3.66%
Salomon Bros. Bond Index(3)           147.34%        50.52%         28.97%         1.39%          4.36%
------------------------------------------------------------------------------------------------------------

1  - This is historical information and should not be construed as indicative of any likely future performance.
2  - Source: Lipper Analytical Services Corporation.
3 - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.


Long-term interest rates which have fallen slightly more than 0.25% during the last three months, are essentially unchanged from the Fund's fiscal year-end on March 31, 1996 and have risen 0.70% since a year ago. At December 31, 1996, the Fund held approximately 2.5% in cash reserves, which have helped cushion the Fund's sensitivity to the rise in interest rates that has taken place since the end of November. At this writing, with long-term U.S. Treasury bond yields at 6.9%, the Fund has recommitted those cash reserves back into longer maturities as we believe these higher yields represent an investment opportunity.

The table below updates the portfolio quality of the Fund's assets:

             Percent of Total Investment (Standard & Poor's Ratings)

------------------------------------------------------------------------------------------------------------------

                            U.S. Treasuries,
                               Agencies &                                                   B and        Not
Period Ended                    AAA Rated     AA           A          BBB        BB         Lower       Rated
------------------------------------------------------------------------------------------------------------------

December 31, 1996                 28.4%      0.0%        26.4%       34.9%      9.6%        0.4%        0.3%
September 30, 1996                29.4%      0.0%        26.1%       32.9%      11.3%       0.0%        0.3%
June 30, 1996                     28.2%      0.0%        31.5%       25.5%      14.5%       0.0%        0.3%
March 31, 1996                    31.4%      1.2%        26.2%       27.4%      9.6%        3.9%        0.3%
March 31, 1995                    34.3%      3.7%        20.5%       34.5%      5.5%        1.3%        0.3%
------------------------------------------------------------------------------------------------------------------

We have continued to modestly upgrade the portfolio, reducing the total exposure to BB and B credits as we do not believe current market yield spreads fully compensate investors for incremental credit risk.

Recently, we have received several phone calls from shareholders regarding the Fund's listing on the New York Stock Exchange (NYSE) or in their local newspapers. The Fund's symbol on the NYSE is BDF and the usual newspaper listing is alphabetical as though "Eighteen..." is spelled out. We welcome any shareholder inquiries on these or other matters.

                                            Sincerely,

                                            /s/  John H. Donaldson
                                            ----------------------------------
                                            John H. Donaldson
                                            President

                                                              DECEMBER 31, 1996
SCHEDULE OF NET ASSETS
(unaudited)


                                                                  Moody's/
                                                                 Standard &
                                                                   Poor's         Principal
                                                                 Rating for     Amount (000's)
                                                                    Debt          or Number         Identified Cost       Value
                                                                 Securities       of Shares            (Note 2)          (Note 1)
                                                                 -----------    --------------      ---------------      --------

LONG TERM DEBT SECURITIES (97.18%)
ELECTRIC UTILITIES (10.71%)
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23         Ba2/BB         $1,800             $1,662,876       $1,800,000
Commonwealth Edison, 1st Mtge., 9.125%, 10/15/21 ...........       Baa2/BBB         2,000              2,062,500        2,120,000
Hydro Quebec, Gtd. Debs., 8.25%, 04/15/26 ..................         A2/A+          1,550              1,475,993        1,672,062
Niagara Mohawk Power, 8.75, 04/01/22  ......................        Ba3/BB-         1,000              1,028,220          944,865
Utilicorp United Inc., Sr. Notes, 10.50%, 12/01/20 .........       Baa3/BBB         1,500              1,560,938        1,717,500
                                                                                                      ----------       ----------
                                                                                                       7,790,527        8,254,427
                                                                                                      ----------       ----------
TELEPHONE UTILITIES (1.15%)
U.S. West Communications, Debs., 6.875%, 09/15/33...........        Aa3/A+          1,000                896,920          890,000
                                                                                                      ----------       ----------

FINANCIAL (6.81%)
Chase Capital Corp., 7.67%, 12/01/26  ......................        A3/BBB+           500                500,000          490,625
Chrysler Financial Corp., Notes, 12.75%, 11/01/99  .........         A3/A-          1,000              1,090,125        1,161,250
FBS Capital I, Capital Securities, 8.09%, 11/15/26 .........        A2/BBB+         1,000              1,000,000        1,012,500
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00 ..........       Bb1/BBB-         1,000              1,150,640        1,028,750
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ..........        B2/BBB-         1,500              1,634,965        1,558,125
                                                                                                      ----------       ----------
                                                                                                       5,375,730        5,251,250
                                                                                                      ----------       ----------
INDUSTRIAL & MISCELLANEOUS (52.91%)
ADT Operations, Sr. Notes, 9.25%, 08/01/03 ................         Ba3/BB+           500                520,625          533,750
AMR Corp., Debs., 10.00%, 04/15/21 .........................       Baa3/BB+         2,000              2,148,940        2,486,750
Auburn Hills Trust, Gtd. Exchangeable Ctfs., 12.00%, 05/01/20        A3/A-          1,000              1,000,000        1,518,210
Chiquita Brands, Sr. Notes, 10.25%, 11/01/06 ...............         B1/B+            250                255,625          266,250
Columbia-HCA Healthcare, Gtd. Debs., 7.50%, 11/15/95 .......         A2/A-          2,850              2,972,778        2,810,813
Ford Holdings, Gtd. Debs., 9.375%, 03/01/20 ................         A1/A+          1,000              1,117,790        1,196,250
Ford Motor Co., Debs., 8.875%, 01/15/22 ....................         A1/A+          1,500              1,480,350        1,726,875
Georgia Pacific Corp., Debs., 9.625%, 03/15/22 .............       Baa2/BBB-        1,000              1,059,240        1,097,500
Greater Orlando Aviation Auth., 8.20%, 10/01/12 ..... ......        Aaa/AAA           500                551,875          549,375
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 .........       Baa1/BBB+        2,000              2,157,020        2,217,500
Harnischfeger Industries, Inc., Debs., 7.25%, 12/15/25             Baa2/BBB         2,000              1,962,952        1,847,500
K N Energy Inc., Debs., 8.75%, 10/15/24 ....................        A3/BBB+         1,150              1,263,799        1,242,000
Mark IV Industries, Inc., Debs., 7.75%, 04/01/06 ...........        Ba3/BB+           500                462,650          491,250
May Department Stores Co., Debs., 10.75%, 06/15/18..........         A2/A             150                154,385          160,016
Missouri Pacific Railroad, Income Debs., 5.00%, 01/01/45 ...      Baa2/BBB          1,122                692,960          685,823
News America Holdings Inc., Gtd. Debs., 10.125%, 10/15/12 ..      Baa3/BBB          2,050              2,163,503        2,326,750
News America Holdings Inc., Gtd. Debs., 7.90%, 12/01/95 ....      Baa3/BBB          1,000                898,540          942,500
North Dakota State Muni. Bond Bank, Water Sys. Rev., 10.50%,
   04/01/14 ................................................        Aaa/AAA         1,000              1,159,780        1,075,000
Owens Corning Fiberglas, Debs., 9.375%, 06/01/12 ...........       Baa3/BBB-        1,640              1,720,905        1,840,900
Pope & Talbot Inc., Debs., 8.375%, 06/01/13 ................        Ba2/BB+         1,000                970,920          933,750
Rohm & Haas Co., Notes, 9.50%, 04/01/21 ....................         A1/A           1,500              1,494,375        1,672,500
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 .......        Baa1/A-         2,000              1,990,780        1,912,500
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 .......       Ba1/BBB-         2,000              1,991,940        1,968,900
TCI Communications, Inc., Sr. Debs., 8.75%, 02/15/23 .......       Ba1/BBB-         1,000              1,083,180          942,925
Texaco Capital Inc., Debs., 7.50%, 03/01/43 ................         A1/A+          2,000              1,977,920        2,000,000
Time Warner Inc., Debs., 9.15%, 02/01/23 ...................       Ba1/BBB-         2,000              2,050,000        2,167,500
TRW Inc., Notes, 9.375%, 04/15/21 ..........................         A2/A             303                320,893          370,417
Union Camp Corp., Debs., 9.25%, 02/01/11 ...................         A1/A-          1,500              1,486,305        1,751,250
Union Pacific Co., Debs., 8.625%, 05/15/22 .................       Baa2/BBB         1,000              1,062,430        1,048,750
Western Atlas Inc., Debs., 8.55%, 06/15/24 .................         A3/A-            939                935,865        1,010,599
                                                                                                      ----------       ----------
                                                                                                      39,108,325       40,794,103

                       See notes to financial statements.

                                                               DECEMBER 31, 1996

SCHEDULE OF NET ASSETS
(unaudited)


                                                                  Moody's/
                                                                 Standard &
                                                                   Poor's         Principal
                                                                 Rating for     Amount (000's)
                                                                    Debt          or Number         Identified Cost       Value
                                                                 Securities       of Shares            (Note 2)          (Note 1)
                                                                 -----------    --------------      ---------------      --------



MORTGAGE BACKED SECURITIES (7.36%)
FHLMC Collateralized Mtge. Oblig., Ser. 40-F, 10.00%,
   05/15/20  ...............................................         NR/NR           $600               $660,000         $661,120
FNMA Collateralized Mtge. Oblig., Ser. G-8 E, 9.00%,
   04/25/21  ...............................................         NR/NR          2,000              2,143,750        2,107,409
GNMA Pool #780374, 7.50%, 12/15/23 .........................         NR/NR            939                931,034          942,326
GNMA Pool #417239, 7.00%, 02/15/26 .........................         NR/NR          2,003              2,031,981        1,958,739
                                                                                                      ----------      -----------
                                                                                                       5,766,765        5,669,594
                                                                                                      ----------      -----------
U.S. GOVERNMENT & AGENCIES (18.24%)
U.S. Treasury Bonds, 6.125%, 08/31/98 ......................         NR/NR          1,000              1,007,031        1,004,510
U.S. Treasury Bonds, 10.75%, 08/15/05 ......................         NR/NR          1,600              2,120,750        2,053,168
U.S. Treasury Bonds, 7.875%, 02/15/21 ......................         NR/NR          2,900              2,888,219        3,279,900
U.S. Treasury Bonds, 8.125%, 08/15/21 ......................         NR/NR          1,000              1,016,406        1,160,540
U.S. Treasury Bonds, 6.25%, 08/15/23 .......................         NR/NR          7,000              6,740,117        6,564,949
                                                                                                      ----------      -----------
                                                                                                      13,772,523       14,063,067
                                                                                                      ----------      -----------
TOTAL LONG TERM DEBT SECURITIES  ...........................                                          72,710,790       74,922,441
                                                                                                      ----------      -----------







INVESTMENT COMPANIES (0.30%)
High Yield Plus Fund        ................................         NR/NR         25,000                167,178          231,250
                                                                                                      ----------      -----------


TOTAL INVESTMENTS (97.48%) .................................                                         $72,877,968*     $75,153,691
                                                                                                     ===========      -----------

OTHER ASSETS AND LIABILITIES (2.52%)........................                                                            1,945,534
                                                                                                                      -----------

NET ASSETS (100.00%)........................................                                                          $77,099,225
                                                                                                                      ===========

* Also the cost for Federal income tax purposes. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $3,747,427, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $1,471,704.

                      Seee notes to financial statements.

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES (unaudited)
December 31, 1996

Assets:
   Investments in securities at value (identified cost $72,877,968) (Note 1)...................      $75,153,691
   Cash  ......................................................................................        1,913,392
   Interest receivable.........................................................................        1,500,713
   Dividends receivable........................................................................           15,533
                                                                                                    ------------
     TOTAL ASSETS..............................................................................       78,583,329
                                                                                                    ------------
Liabilities:
   Dividends payable ..........................................................................        1,432,571
   Accrued expenses payable....................................................................           51,533
                                                                                                    ------------
     TOTAL LIABILITIES ........................................................................        1,484,104
                                                                                                    ------------

Net Assets: (equivalent to $20.99 per share based on 3,673,258 shares of capital
   stock outstanding) .........................................................................      $77,099,225
                                                                                                    ============
NET ASSETS consisted of:
   Capital paid-in.............................................................................      $76,198,060
   Distributions in excess of net investment income ...........................................       (1,547,387)
   Accumulated net realized gain ..............................................................          172,829
   Net unrealized appreciation of investments..................................................        2,275,723
                                                                                                    ------------
                                                                                                     $77,099,225
                                                                                                    ============
STATEMENT OF OPERATIONS (unaudited)
For the nine months ended December 31, 1996
Investment Income:
   Interest.....................................................................                      $4,642,186
   Dividends....................................................................                          26,742
                                                                                                    ------------
     Total Investment Income ...................................................                       4,668,928
                                                                                                    ------------
Expenses:
   Investment advisory fees (Note 4)............................................       $323,203
   Transfer agent fees..........................................................         41,040
   Insurance....................................................................          9,743
   Directors' fees and expenses.................................................         20,342
   Audit fees...................................................................         19,281
   State and local taxes........................................................         16,661
   Legal fees and expenses......................................................          8,725
   Reports to shareholders......................................................         14,337
   Custodian fees...............................................................          3,322
   Miscellaneous................................................................         31,269
                                                                                   ------------
     Total Expenses.............................................................                         487,923
                                                                                                    ------------
       Net Investment Income ...................................................                       4,181,005
                                                                                                    ------------
Realized and unrealized gain on investments (Note 1):
   Net realized gain from security transactions.................................                         172,829
   Unrealized appreciation of investments:
     Beginning of period .......................................................      1,483,373
     End of period .............................................................      2,275,723
                                                                                   ------------
       Change in unrealized appreciation of investments.........................                         792,350
                                                                                                    ------------
         Net realized and unrealized gain on investments........................                         965,179
                                                                                                    ------------
         Net increase in net assets resulting from operations...................                      $5,146,184
                                                                                                    ============

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Nine Months Ended
                                                                                 December 31, 1996        Year Ended
                                                                                    (unaudited)         March 31, 1996
                                                                                 -----------------      --------------

Increase (decrease) in net assets:

Operations:
   Net investment income........................................................     $4,181,005            $5,801,610
   Net realized gain from security transactions (Note 2)........................        172,829             1,176,590
   Change in unrealized appreciation of investments.............................        792,350             1,044,839
                                                                                    -----------           -----------
   Net increase in net assets resulting from operations.........................      5,146,184             8,023,039
                                                                                    -----------           -----------

Dividends to shareholders from net investment income............................     (4,181,005)           (5,801,610)
Dividends to shareholders in excess of net investment income....................     (1,547,387)                    0
Dividends to shareholders from net realized gains...............................              0              (220,972)
Distributions to shareholders from return of capital............................              0              (127,447)
                                                                                    -----------           -----------
                                                                                     (5,728,392)           (6,150,029)
                                                                                    -----------           -----------

Capital share transactions:
   Net asset value of shares issued to shareholders in reinvestment of dividends
     from net investment income (Note 5)........................................        100,233               324,089
                                                                                    -----------           -----------
   Increase (decrease) in net assets............................................       (481,975)            2,197,099


Net Assets:
   Beginning of period..........................................................     77,581,200            75,384,101
                                                                                    -----------           -----------
   End of period................................................................    $77,099,225           $77,581,200
                                                                                    ===========           ===========



     -----------------------------------------------------------------
             HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN
     1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all sharesholders of record are eligible to join. The method by which shares are obtained is explained on page 10. The Fund has appointed First Chicago Trust Company of New York to act as the Agent of ezch shareholder electing to participate in the plan. Information and application forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500.
     -----------------------------------------------------------------


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                   Nine Months Ended                  Year Ended March 31,
                                                   December 31, 1996    ----------------------------------------------
                                                      (unaudited)       1996      1995       1994      1993       1992
                                                   -----------------    ----      ----       ----      ----       ----
   Per Share Operating Performance
   Net asset value, beginning of period...........       $21.15        $20.64    $21.45     $22.27    $21.39     $20.27
                                                         ------        ------    ------     ------    ------     ------
      Net investment income.......................         1.14          1.58      1.58       1.61      1.68       1.83
      Net realized and unrealized gain on
         investments..............................         0.26          0.61     (0.67)     (0.68)     1.36       1.12
                                                         ------        ------    ------     ------    ------     ------
   Total from investment operations...............        22.55          2.19      0.91       0.93      3.04       2.95
                                                         ------        ------    ------     ------    ------     ------
   Less distributions
      Dividends from net investment income........        (1.14)        (1.58)    (1.58)     (1.73)    (1.84)     (1.83)
      Dividends in excess of net investment income        (0.42)         0.00     (0.01)      0.00      0.00       0.00
      Distributions from net realized gain........         0.00         (0.06)     0.00       0.00     (0.32)      0.00
      Distributions in excess of net realized gain         0.00          0.00      0.00      (0.02)     0.00       0.00
      Distributions from return of capital........         0.00         (0.04)    (0.13)      0.00      0.00       0.00
                                                         ------        ------    ------     ------    ------     ------
   Total distributions............................        (1.56)        (1.68)    (1.72)     (1.75)    (2.16)     (1.83)
                                                         ------        ------    ------     ------    ------     ------
   Net asset value, end of period ................       $20.99        $21.15    $20.64     $21.45    $22.27     $21.39
                                                         ======        ======    ======     ======    ======     ======
   Per share market price, end of period .........       $19.75        $21.25    $20.13     $21.13    $24.75     $22.63
                                                         ======        ======    ======     ======    ======     ======


   Total Investment Return
      Based on market value.......................        0.28%         13.91%     3.41%    (7.72)%    18.91%     14.41%

   Ratios/Supplemental Data
      Net assets, end of period (in 000's)........      $77,099       $77,581   $75,384    $78,120   $73,595    $56,163
      Ratio of expenses to average net assets
         (does not include loan interest expenses)         0.85%*        0.86%      0.86%     0.92%     0.91%      0.97%
      Ratio of net investment income to average
         net assets...............................         7.29%*        7.37%     7.83%      7.11%     7.95%      8.85%
      Portfolio Turnover..........................        21.18%*       43.25%    35.38%     18.91%    68.56%     73.11%

   Number of shares outstanding at end of
      period (in 000's)...........................        3,673         3,668     3,653      3,642     3,304      2,626
   Amount of bank loans outstanding at end
      of period (in 000's)........................           $0            $0        $0         $0        $0     $1,679
   Average amount of bank loans outstanding
      during the period (in 000's)................           $0            $0        $0         $0       $46       $299
   Amount of maximum month-end bank loans
      during the period (in 000's)................           $0            $0        $0         $0        $0     $2,171
   Average amount of bank loans per share
      during the period ..........................        $0.00         $0.00     $0.00      $0.00     $0.01      $0.11
   Weighted average interest rate of bank loans
      during the period ..........................         0.00%         0.00%     0.00%      0.00%     6.31%      5.42%


*Annualized

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMMENTS (unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation -- Securities which are primarily traded in the over-the-counter market are valued at the mean of the bid prices on the last business day of the period generally obtained from at least two dealers regularly making a market in the security. Securities which are primarily traded on a national securities exchange are valued at the last reported sales price. The Fund believes that, because of the size of its position in securities, the primary market for the listed debt securities in its portfolio is the over-the-counter market. Short-term money market instruments which have a maturity of more than 60 days are valued at the mean bid prices for securities of a similar type, yield and maturity obtained from at least two dealers. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value. At December 31, 1996, the Fund had invested 97.18% of its portfolio in long-term debt obligations of issuers engaged in electric utilities, telephone utilities, financial, industrial and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. In computing net investment income, the Fund does not amortize premiums or accrue discounts on fixed income securities in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions for the nine months ended December 31, 1996:

                                                                  Proceeds
                                                Cost of          from Sales
                                               Purchases        or Maturities
                                              -----------       -------------
    Long Term Debt Securities............     $11,360,692         $11,376,591
    Other Securities.....................      $2,430,000          $4,175,000

Note 3 -- Capital Stock -- At December 31, 1996, there were 10,000,000 shares of capital stock ($1.00 par value) authorized.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, L.P., advisory fees are paid monthly to the Investment Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Advisor or its corporate general partner, 1838 Investment Advisors, Inc. None of the directors so affiliated receives compensation for his services as a director of the Fund. Similarly, none of the Fund's officers receives compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestments -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commisions applicable to one such share, equals or exceeds the net asset value per share, however, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the nine months ended December 31, 1996, the Fund issued 4,851 shares under this Plan.

DIVIDEND REINVESTMENT PLAN

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. First Chicago Trust Company of New York acts as agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commisions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commisions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If, before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.



    -------------------------------------------------------------------------
             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
     Contact Your Transfer Agent, First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498
    -------------------------------------------------------------------------

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                                       11

                                    DIRECTORS
-------------------------------------------------------------------------------

                                W. THACHER BROWN
                               JOHN GILRAY CHRISTY
                                JOHN H. DONALDSON
                                MORRIS LLOYD, JR.
                              JOHN J. McELROY, III
                                J. LAWRENCE SHANE


                                    OFFICERS
-------------------------------------------------------------------------------

                                JOHN H. DONALDSON
                                    President
                                 KEVIN D. BARRY
                                 Vice President
                               ANNA M. BENCROWSKY
                                 Vice President
                                  and Secretary
                                  MARCIA ZERCOE
                                 Vice President


                               INVESTMENT ADVISOR
-------------------------------------------------------------------------------

                         1838 INVESTMENT ADVISORS, L.P.
                     FIVE RADNOR CORPORATE CENTER, SUITE 320
                               100 MATSONFORD ROAD
                                RADNOR, PA 19087


                                    CUSTODIAN
-------------------------------------------------------------------------------

                       REPUBLIC NATIONAL BANK OF NEW YORK
                                452 FIFTH AVENUE
                               NEW YORK, NY 10018


                                 TRANSFER AGENT
-------------------------------------------------------------------------------

                     FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                  P.O. BOX 2500
                           JERSEY CITY, NJ 07303-2500


                                     COUNSEL
-------------------------------------------------------------------------------

                      STRADLEY, RONON, STEVENS & YOUNG, LLP
                            2600 ONE COMMERCE SQUARE
                             PHILADELPHIA, PA 19103


                                    AUDITORS
-------------------------------------------------------------------------------

                            COOPERS & LYBRAND L.L.P.
                             2400 ELEVEN PENN CENTER
                             PHILADELPHIA, PA 19103

                                      1838


                           BOND--DEBENTURE TRADING FUND
-------------------------------------------------------------------------------


                          FIVE RADNOR CORPORATE CENTER,

                                    SUITE 320

                               100 MATSONFORD ROAD

                                RADNOR, PA 19087

                                     [LOGO]



                                Quarterly Report

                                December 31, 1996